UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2017

___________GEO POINT RESOURCES, INC.___________

 (Exact name of registrant as specified in its charter)

______Nevada_________         _____000-55150______       __________45-5593622________

(State or other jurisdiction            (Commission file number)        (I.R.S. Employer Identification No.)

     of incorporation)

 1421 E. Pomona Street, Santa Ana, California 92705

   (Address of principal executive offices, zip code)

_______________(714) 584-4361______________

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  [  ]

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, among others, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and the possibility we may fail to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

SECTION 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 22, 2017, Geo Point Resources, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Agreement”) with TORtec Group, a Wyoming corporation (“TORtec”) and all of the shareholders of TORtec, pursuant to which the Company acquired 100% of the issued and outstanding shares of common stock of TORtec.  The names of the shareholders of TORtec are listed in the Agreement, a copy of which is attached to a Current Report on Form 8-K (as Exhibit 2.1) filed by the Company on November 29, 2017, and incorporated herein by this reference.

The acquisition of TORtec by the Company was successfully consummated on December 4, 2017.

Stephen Smoot was a former consultant and officer of Capital Vario CR S.A. (Capital Vario), which was the controlling shareholder of the Company prior to the acquisition, but resigned from his affiliation with Capital Vario prior to a $500,000 debt-to-equity conversion by Capital Vario with the Company.   Smoot became the President/CEO and Director of TORtec Group on September 8, 2017.

Under the terms of the Agreement, a total of 90,000,000 shares of the Company’s restricted common stock were issued to the seventeen TORtec shareholders as consideration in exchange for all 10,000,000 issued and outstanding shares of TORtec common stock being transferred to the Company, making TORtec a wholly-owned subsidiary of the Company.  As a result, the TORtec shareholders collectively own ninety percent (90.0%) of our issued and outstanding shares of our common stock immediately following the acquisition. The terms of the acquisition were negotiated in an arm’s length transaction between the Company and TORtec. For additional information concerning the shares of the Company’s common stock issued in the acquisition, see Item 3.02 Unregistered Sales of Equity Securities below.

As part of the Closing of the acquisition, the Company’s then sole director (William C. Lachmar) elected Franc Smidt, Alex Schmidt, Maksim Goncharenko, Jeffrey R. Brimhall, Stephen H. Smoot, and Irina Kochetkova to the Company’s Board of Directors before resigning as an officer and director of the Company.  The following persons were then elected as officers of the Company: Franc Smidt – Chairman of the Board of Directors, Stephen H. Smoot - President and CEO, Alex Schmidt – Vice President, and Irina Kochetkova – Secretary and Treasurer.  Jeffrey R. Brimhall resigned as an officer of the Company but has been appointed to serve as a director.  For additional information concerning the change in officers and directors, see Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers below.

On September 9, 2017, TORtec Group entered into General Agreement No. US-17 on cooperation and joint activities on commercialization of TOR-technologies, introduction of new productions, products and services in the markets of North, Central and South America (the “Exclusive License Agreement”) with the parties that invented the TOR-technology.  The Exclusive License Agreement grants to TORtec Group an exclusive license to utilize the technology for certain purposes throughout North, Central and South America.    A copy of the Exclusive License Agreement is attached to the Agreement as Annex BB, and incorporated herein by this reference.

The ‘TOR-technology’ equipment is best described as a cascaded adiabatic resonance vortex mill utilizing compressed air as the energy in the system.  This proprietary technology includes the ability to size and classify material processed by elemental composition and specific gravity.

In some cases, the quality and composition of the materials and liquids processed are new.  This TOR-technology has the potential to influence the efficiency and quality of the micro-pulverization industry for re-mineralizing soil, conserve energy, cleanup and extract value from mining waste piles and to create new bio-products and metal-ceramic composites.

Following consummation of the acquisition, we will become engaged, through our subsidiary TORtec Group, in the business of harnessing the natural implosion forces of a vortex (tornado), employing resonating frequencies, to disintegrate soft to ultra-hard materials into micron or nano-sized particles.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

As consideration for the acquisition, the holders of the 10,000,000 shares of issued and outstanding common stock of TORtec received nine (9) shares of our common stock for each one (1) share of TORtec common stock issued and outstanding.  This resulted in an aggregate of 90,000,000 shares of our common stock being issued to the holders of TORtec common stock on the Closing date, December 4, 2017, in exchange for which the holders of TORtec common stock transferred ownership of all 10,000,000 issued and outstanding shares of TORtec common stock to the Company, making TORtec a wholly-owned subsidiary of the Company.

The 90,000,000 shares of our common stock issued to the shareholders of TORtec were issued in reliance on one or more exemptions from securities registration.  Each shareholder to whom shares were issued represented to the Company that the shares of the Company being acquired were being acquired for its own account and for investment purposes and not with a view to the public resale or distribution of such shares and each stockholder has further acknowledged that the shares issued were not registered under the Securities Act and are "restricted securities" as that term is defined in SEC Rule 144 promulgated under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The shares were issued in reliance on the exemption provided in Section 4(2) of the Securities Act, SEC Rule 506 or SEC Regulation S, and stock certificates representing those shares of the Company will contain an appropriate restricted legend.

There were no underwriters involved in the issuance of the shares, and there were no underwriting discounts or commissions paid in connection with the issuance of the shares.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As explained above in Item 2.01, the acquisition of TORtec Group on December 4, 2017,

resulted in the issuance of 90,000,000 shares of the Company’s common stock to the former shareholders of TORtec, and a change in the officers and directors of the Company.  This resulted in a change of control of the Company.

Prior to the acquisition, the Company’s sole director was William C. Lachmar, the Company’s only officers were William C. Lachmar and Jeffrey Brimhall, and the Company’s majority shareholder was Capital Vario CR, S.A., a corporation organized under the laws of Costa Rica, which owned approximately 8,687,911 shares (approximately 8.68%) of our issued and outstanding common stock.

In connection with the closing of the acquisition, as required by the Agreement, William C. Lachmar resigned the positions he held as an officer and director of the Company, Jeffrey Brimhall resigned the positions he held as an officer of the Company, but was appointed as a new director December 4, 2017, and most of the officers and directors of TORtec were appointed as the officers and directors of the Company, with Franc Smidt, Alex Schmidt, Maksim Goncharenko, Stephen H. Smoot, and Irina Kochetkova being appointed to the Company’s Board of Directors (with Jeffrey Brimhall), and the following persons were elected as officers of the Company: Franc Smidt – Chairman of the Board of Directors, Stephen H. Smoot - President and CEO, Alex Schmidt – Vice President, and Irina Kochetkova – Secretary and Treasurer.

The Company now has a total of 100,000,000 shares of its common stock issued and outstanding, and the largest shareholders now include: Franc Smidt – 18,000,000 shares (18.0%); MTM Center GmbH – 13,500,000 shares (13.5%); TOR Biologos GmbH – 13,500,000 shares (13.5%); Mikhail Lvov – 9,900,000 shares (9.9%); Capital Vario CR, S.A., - 8,687,911 shares (8.68%); Platino Aventuras Internacionales S.A. – 7,042,500 shares (7.04%); Sorensen Family Trust dated 12/3/1994 – 7,042,500 shares (7.04%); Mayrbek Artsuev – 5,400,000 shares (5.4%); and Irina Kochetkova – 4,500,000 shares (4.5%).

Maksim Goncharenko and Alex Schmidt are both shareholders in MTM Center GmbH and TOR Biologos GmbH as follows:

MTM Center GmbH

49%

Maksim Goncharenko

MTM Center GmbH

51%

Alex Schmidt

TOR Biologos GmbH

50%

Maksim Goncharenko

TOR Biologos GmbH

50%

Alex Schmidt

There are no arrangements known to the Company that would result in any further change of control of the Company at a subsequent date.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 4, 2017, in connection with the closing of the acquisition, as required by the Agreement, William C. Lachmar resigned the positions he held as an officer and director of the Company, Jeffrey Brimhall resigned the positions he held as an officer of the Company, but was appointed as a new director December 4, 2017, and most of the officers and directors of TORtec were appointed as the officers and directors of the Company, with Franc Smidt, Alex Schmidt, Maksim Goncharenko, Stephen H. Smoot, and Irina Kochetkova being appointed to the Company’s Board of Directors (with Jeffrey Brimhall), and the following persons were elected as officers of the Company: Franc Smidt – Chairman of the Board of Directors, Stephen H. Smoot - President and CEO, Alex Schmidt – Vice President, and Irina Kochetkova – Secretary and Treasurer.

Chairman of the Board

Franc Smidt, age 55, has served as a director of the Company and as its Chairman of the Board of Directors since December 4, 2017.  Dr. Smidt received a PhD in Economics in 2004.  In 2010 he received a Diploma of Polished Diamond Grader.  Since 2013, Smidt has taken courses in materials science and microbiology.  1983 - 1985 Teacher of German Language and Literature, Kazakhstan; 1985 - 1988 School deputy director, Kazakhstan; 1988 - 1989 School director, Kazakhstan; 1989 - 1990 Chairman, Commercial director, cooperative company “North - West”, Nizhnevartovsk , Russia; 1990 - 1991 President, Interregional agricultural group “АМК”, Kazakhstan 1991; 1991 - 1993 Deputy chairman, administrative council, free economical zone Lisakovsk, Kazakhstan Advisor to Supreme Council of the Republik of Kazakhstan, Co-author, co-elaboration, Law on Free Economic Zones & Land Act of Kazakhstan, Advisor to Chairman of the Geology, Ecology and Natural Resources Committee of Supreme Council Marash Nurtazin (Alma-Ata); 1993 - 1998 Chairman, General Director, Transport company “Transagency-5”, Moscow; 1998 - Dec, 2002 Chairman, Commercial director, trade center JSC “Dastin Market“, Tymen, Russia; Jan, 2003 - 2009 Chairman, Director “Lux Diamond Technologies AG”, Luxembourg; 2003 - today President of the European Association of independent journalists, Luxembourg, honorary post; 2005 - 2012 Chairman, President “MMI-TRUST AG (Holding)“, Luxembourg; 2014 - today Chairman, Director, Scientific Research Institute of Technologiсal Progress, Cyprus and Chairman of Hi-Tech Inovace SRO.

Since 1995 Dr. Smidt has published dozens of academic papers and received numerous patents.

Director & Vice President

Alex Schmidt.  Mr. Schmidt, age 26, has served as a director and as Vice President of the Company since December 4, 2017.  He was a graduate at the University of Central Lancashire in Business Administration.  In 2014 he incorporated, and now leads, the company Tortec Ltd (Cyprus) which is involved in the scientific and technological development and application of TOR technologies (micronisation of materials). As a result, the first industrial installation under the name “Tornado” was created. In 2015 Tortec Ltd (Cyprus), under the leadership of Schmidt, opened an experimental manufactory with the Tornado installation for producing micro powders, metal carbides and composites (Prague, Czech Republic). In 2016 Tortec Ltd and the Scientific Research Institute of Technological Progress made a factory project for producing micro-powders of metal ceramics, metal oxides, intermetalides and composites with the potential capacity of 2000 tons per year which will be placed in 2018 in Infrapark, Basel (Switzerland). In 2017, Schmidt incorporated and now leads the company TOR Biologos GmbH (Switzerland) for developing applications of TOR Biological technologies in the BIO + project. The project for the bio factory is planned with the technology for the processing of cannabis and extraction of botanical substances, and also extracting of BAS (biological active substance) from phyto-mass of medicinal herbs. In 2017, the companies working on various applications of TOR Technologies in different industries joined TORtec Group, a Wyoming corporation in the USA. Special interests and skills: economics, German, Russian and English language, project financing, development of investment projects and new technologies.

Director

Maksim Goncharenko, age 41, has served as a director of the Company since December 4, 2017.  Mr. Goncharenko currently serves as CEO and is a Co-Owner of MTM-Center GmbH since its inception. MTM Center was created for developing TOR Technologies in the mining industry, a special TORNADO installation has been developed for enrichment of ores and for deep processing of mineral raw materials and technogenic accumulations using a dry method.  Under Goncharenko’s direction, the company MTM Center GmbH opened the European Technological center TOR technologies in the city Sofia in Bulgaria, where all technological research of processing of raw materials, ores and new technologies are developed, the new technologies are for deep processing of technogenic accumulations: red mud, pyrite cinders, lead zinc slags, fayalite; pyrolysis ash(carbon) and so on. In 2017 Goncharenko became a member of the board of directors of TORtec Group. In 2001, Goncharenko joined a leading telecommunications company in Russia as a technical specialist and in 2003 resigned from the company as deputy technical director of the company to open his own business. Goncharenko owns several successful businesses in Russia.  Goncharenko earned a Bachelors of Science degree in Jurisprudence from Moscow Social University in 1997 and an MBA from Russian Academy of Economics in 2001.

Director

Jeffrey R. Brimhall, age 36, served as the Secretary of the Company from June 13, 2012 until December 4, 2017.  On December 4, 2017, he was appointed to the Board of Directors of the Company.    Mr. Brimhall is currently employed as Controller of Raisa Energy LLC, a private energy company that invests in domestic oil and natural gas mineral and non-operated working interest. Brimhall was employed as Controller of Inflection Energy LLC from January 2015 until June 2016. Brimhall served as the Financial Reporting Manager for Resolute Energy Corp., an NYSE listed company based in Denver, Colorado from January 2010 to December 2015. During that time, he prepared and managed Resolute Energy`s periodic reports to the U.S. Securities and Exchange Commission. From June 2007 to December 2009, Brimhall was employed with Hein & Associates, LLP, a certified public accounting firm in Denver, Colorado. From August 2005 to June 2007, Brimhall was an Audit Associate with Grant Thornton LLP in Phoenix, Arizona. During the past five years, Mr. Brimhall also served as a director for Caspian Services, Inc. and RTS Oil Holdings, Inc., which are no longer SEC registrants, but were at the time Mr. Brimhall served as director. Mr. Brimhall earned a Bachelors of Science degree in Accounting from Brigham Young University in 2005. Mr. Brimhall received licensure as a Certified Public Accountant in 2008.

Director, President & CEO

Stephen H. Smoot, age 63, has served as a director and as the President and CEO of the Company since December 4, 2017. Smoot has been self-employed since 1983 as a consultant in the area of foreign technology development and transfer.  From 1994 till 1999, Smoot funded and directed research in boundary-air laminar-flow technology resulting in U.S. patents and successful commercial applications.   Smoot assisted in forming, and was president of, Caspian Service Group Limited, a wholly-owned subsidiary of Caspian Services, Inc., formerly EMPS Corporation, in December 1999, and served as President of Caspian Services Inc. from inception until February 2002.  Smoot served as the Interim President of EMPS Corporation from June 2004 until December 2004 and for several years directed and funded research in high-frequency eddy-current particle separation technology.  From 2005 to 2009, Smoot served as director of BMB Munai, Inc. an oil and gas company in Kazakhstan. All companies cited above have been SEC reporting issuers.  Smoot is not a director or nominee of any other SEC reporting issuer.

Director, Secretary and Treasurer

Irina Kochetkova, age 65, has served as a director and as Secretary and Treasurer of the Company since December 4, 2017.  Dr. Kochetkova received a B.S. Degree at Moscow Oil & Gas Institute “Academy Gupkin” in 1974 and received a PhD in organic chemistry in 1988.  From 1988 to 1991 she was managing researcher in Moscow Research Institute of Organic Synthesis; from 1991 to present she has been an owner and general director of  Scientific Technical Production Center “EON”, a Russian private limited company;  from 1993 to 2010 she was a shareholder and member of the Board of Directors of  Specinvestbank; for the past twenty-five years acted as a consultant to several foreign companies using Russian know-how and equipment installations in the petro-chemical industries.  The results of this consulting work concluded with installations in Kazakhstan, Russia and Uzbekistan refineries.  Over the same period of time, Kochetkova was also involved in trading petro-chemical products internationally.

Each director of the Company serves as a director for a term until the next annual meeting of the shareholders of the Company and until his/her successor is elected and qualifies.  Each officer of the Company serves as an officer of the Company for a term until the next Annual Meeting of the Board of Directors and until his/her respective successor is elected and qualifies.

There are no family relationships between any director or executive officer of the Company except for the following:  Jeffrey Brimhall is the son-in-law of Stephen Smoot.

There are no other directorships in a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company

Act of 1940 which are currently held, or have been held during the past five years, by any of the Company’s officers or directors except for the following:  Jeffrey Brimhall was a former Independent Director of Caspian Service Group, Inc. from August 2010 to March 2014.  He was also an Independent Director of RTS Oil Holdings, Inc. from March 2010 to June 2014.

None of the Company officers or directors has been involved in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest, except for the issuance of shares of the Company’s common stock in connection with the acquisition of TORtec.  The closing bid price of the Company’s common stock on the closing date, December 4, 2017 was $0.60 per share. See Item 5.01 above for a description of the number of shares issued to the officers and directors of the Company or to companies in which they have a beneficial interest.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired

Financial statements of TORtec and pro forma financial information will be filed by the Company in an amendment to this Form 8-K on or before February 17, 2018 (within 71 days following the due date of this report (December 8, 2017)).

(b)

Pro Forma Financial Information

See Item 9.01(a) above.

(c)

Exhibits

Exhibit No.

Description

2.1           Share Exchange Agreement by and among Geo Point Resources, Inc., TORtec Group, and the Shareholders of TORtec Group dated November 22, 2017 – Incorporated by reference from the Current Report of the Company on Form 8-K filed on November 29, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO POINT RESOURCES, INC.

Date: December 7, 2017

/s/ Stephen H. Smoot________________

Stephen H. Smoot, President and CEO

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